                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 27, 2002


                           MARATHON OIL CORPORATION
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                  1-5153                 25-0996816
       ---------------           ------------          -------------------
       (STATE OR OTHER           (COMMISSION              (IRS EMPLOYER
       JURISDICTION OF           FILE NUMBER)          IDENTIFICATION NO.)
       INCORPORATION)

     5555 SAN FELIPE ROAD, HOUSTON, TX                       77056-2723
  ----------------------------------------                   ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                (713) 629-6600
                        -------------------------------
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)
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Item 5.  Other Events

THE AUDITED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA FOR MARATHON OIL CORPORATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AND THE REPORT OF THE INDEPENDENT ACCOUNTANTS ARE FILED HEREWITH AND ARE HEREBY INCORPORATED INTO THIS
ITEM 5. THE COMPUTATIONS OF THE RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS AND THE RATIO OF EARNINGS TO FIXED CHARGES FOR MARATHON OIL CORPORATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 ARE ALSO FILED HEREWITH AND ARE HEREBY INCORPORATED INTO THIS ITEM 5.


Item 7.  Financial Statements and Exhibits

   (c)   Exhibits

   12.1 Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

   12.2  Computation of Ratio of Earnings to Fixed Charges

   23.   Consent of PricewaterhouseCoopers LLP

   99.1  Marathon Oil Corporation Financial Statements



                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION


By   /s/  Albert G. Adkins
     -----------------------
     Albert G. Adkins
     Vice President - Accounting and Controller


Dated:  February 27, 2002